SP Funds 2040 Target Date Fund
Schedule of Investments
January 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 92.2%	Shares	Value
SP Funds Dow Jones Global Sukuk ETF (a)	16,955	$308,751
SP Funds S&P 500 Sharia Industry Exclusions ETF (a)(b)	42,239	2,173,619
SP Funds S&P Global REIT Sharia ETF (a)	15,558	311,471
SP Funds S&P Global Technology ETF (a)(b)	55,261	2,029,924
SP Funds S&P World (ex-US) ETF (a)	41,296	1,210,386
TOTAL EXCHANGE TRADED FUNDS (Cost $5,419,741)		6,034,151

TOTAL INVESTMENTS - 92.2% (Cost $5,419,741)		6,034,151
Other Assets in Excess of Liabilities - 7.8%		507,687
TOTAL NET ASSETS - 100.0%		$6,541,838

Percentages are stated as a percent of net assets.

REIT - Real Estate Investment Trust

(a)	Affiliated security as defined by the Investment Company Act of 1940.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

SP Funds 2040 Target Date Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$6,034,151	$–	$–	$6,034,151
Total Investments	$6,034,151	$–	$–	$6,034,151

Refer to the Schedule of Investments for further disaggregation of investment categories.

Transactions with affiliated companies during the period ended January 31, 2026 are as follows:
Security Name	Market Value as of October 31, 2025	Purchases	Purchases In-Kind	Sales	Sales In-Kind	Market Value as of January 31, 2026	Share Balance as of January 31, 2026	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
SP Funds Dow Jones Global Sukuk ETF	$ 166,195	$ 146,655	$ -	$ -	$ -	$ 308,751	16,955	$ 4,182	$ (4,099)	$ -
SP Funds S&P 500 Sharia Industry Exclusions ETF	1,212,468	955,903	-	-	-	2,173,619	42,239	1,869	5,248	-
SP Funds S&P Global REIT Sharia ETF	167,601	137,720	-	-	-	311,471	15,558	1,917	6,150	-
SP Funds S&P Global Technology ETF	1,141,370	877,849	-	-	-	2,029,924	55,261	10,028	10,705	-
SP Funds S&P World (ex-US) ETF	672,835	487,601	-	-	-	1,210,386	41,296	3,503	49,950	-
	$ 3,360,469	$ 2,605,728	$ -	$ -	$ -	$ 6,034,151	171,309	$ 21,499	$ 67,954	$ -